UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 30, 2009
DENBURY RESOURCES INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer
Identification No.)

5100 Tennyson Parkway
Suite 1200
Plano, Texas	75024
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 673-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 30, 2009, Denbury Resources Inc. (“Denbury”), completed its previously announced sale of its remaining 40% interest in its Barnett Shale natural gas assets to Talon Oil & Gas LLC (“Talon”), a privately held company, for a purchase price of $210 million, subject to closing adjustments. The effective date of the purchase and sale agreement was December 1, 2009. The assets sold in the transaction, which completed the sale of all of Denbury’s Barnett Shale assets, included oil and gas leases, real property, personal property, incidental rights, and the December 1, 2009 inventory of unsold hydrocarbons attributable to the leases. Production from these Barnett Shale assets averaged approximately 4,596 BOE/d during the third quarter of 2009. The proceeds of the sale were used to reduce outstanding bank debt. The sale was structured as a deferred like-kind exchange in conjunction with Denbury’s purchase of Conroe Field that closed on December 18, 2009.
In June and July 2009, Denbury sold 60% of its interest in its Barnett Shale natural gas assets to Talon for a net purchase price of $259.8 million. The proceeds of the sale were used to repay bank debt. The effective date of the agreement for this sale was June 1, 2009.
The attached unaudited pro forma condensed consolidated balance sheet gives effect to the sale of 40% of Denbury’s interest in its Barnett Shale natural gas assets as if the sale occurred on September 30, 2009. The effect of the earlier sale of 60% of Denbury’s interest in its Barnett Shale natural gas assets is reflected in Denbury’s historical unaudited condensed consolidated balance sheet as of September 30, 2009, as the earlier sale occurred prior to September 30, 2009. The attached unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2008 and the nine months ended September 30 , 2009 include the sale of 60% and subsequent sale of 40% of Denbury’s interest in the Barnett Shale natural gas assets as if each occurred on January 1, 2008.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information
The pro forma financial statements of Denbury and its subsidiaries reflecting the completion of the Barnett Shale natural gas asset dispositions are filed as Exhibit 99.1 to this Current Report on Form 8-K.
(d) Exhibits
     Exhibit 99.1 — Pro forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: January 6, 2010	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President—Accounting

EXHIBIT INDEX
     Exhibit 99.1 — Pro forma Financial Information